Time charters acquired:	12 Months Ended
Dec. 31, 2016
Amortization of above-market acquired time charter contract to revenues
Time charters acquired:
7. Time charters acquired:
In December 2015, upon the acquisition of the Lena River (Note 3(c)), the Partnership paid for the value of the time charter contract attached to the Lena River in excess of the purchase price of the vessel acquired. As a result, the Partnership recognized an intangible asset of $20.0 million which represents the fair value of the favorable time charter acquired, at the time of acquisition.

For the year ended December 31, 2016 and 2015, the amortization of the above market acquired time charter related to the Lena River acquisition amounted to $7,268 and $218, respectively and is included in Voyage revenues in the accompanying consolidated statements of income. As of December 31, 2016 and 2015, accumulated amortization amounted to $7,486 and $218, respectively. The unamortized portion of the respective intangible asset as of December 31, 2016 and 2015, amounting to $12,514 and $19,782, respectively is presented under “Above-market acquired time charter contract” in the accompanying consolidated balance sheet and will be amortized to revenues through the expected remaining term of the respective charter contract as follows:

Year ending December 31,	Amount
2017	$7,247
2018	5,267

Total	$12,514